Exhibit 10.2

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1 TO
AMENDED AND RESTATED LOAN ORIGINATION AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN ORIGINATION AGREEMENT (this “Amendment”) is made effective as of February 21, 2020 (the “Effective Date”) by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Fifth Third Bank, National Association, an FDIC-insured federally chartered bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Origination Agreement (as defined herein).

WITNESSETH:

WHEREAS, Lender and Servicer have previously entered into that certain Amended and Restated Loan Origination Agreement dated as of December 20, 2019 (the “Loan Origination Agreement”);

WHEREAS, Lender and Servicer desire to amend the Loan Origination Agreement as set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:

1.Effective as of the Effective Date, the Loan Origination Agreement is hereby amended as follows:

a.Section 2.03 of the Loan Origination Agreement is hereby amended by the insertion of the following:

“[*****]”

b.  Schedule A-1 to the Loan Origination Agreement is hereby amended by inserting the following as a new subsection “C” under the heading “[*****]”:

“C. [*****]”

c.  Schedule A-2 to the Loan Origination Agreement is hereby amended by inserting the following as a new subsection “B” under the heading “[*****]”:

“B. [*****]”

2.Except as expressly amended hereby, the Loan Origination Agreement shall remain in full force and effect.

3.This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By: /s/ Timothy D. Kaliban
Name: Timothy D. Kaliban
Title: President

LENDER:

FIFTH THIRD BANK,
NATIONAL ASSOCIATION

By: /s/ Ben Hoffman
Name: Ben Hoffman
Title: Senior Vice President, Strategy

By: /s/ Bryan Preston
Name: Bryan Preston
Title: Senior Vice President, Treasurer